Fees Summary	Sep. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 79,547,140.00
Previously Paid Amount	11,725.93
Total Fee Amount	10,985.46
Total Offset Amount	0.00
Net Fee	$ 0.00